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                                                                    EXHIBIT 23.3

                       CONSENT OF DEHLINGER & ASSOCIATES

    We consent to the reference to our firm under the caption "Experts" in the Registration Statement on Form S-1 and the related Prospectus of Cholestech Corporation (the "Company") for the registration of up to 3,450,000 shares of Common Stock of the Company, filed with the Securities and Exchange Commission.

                                          DEHLINGER & ASSOCIATES

Palo Alto, California
May 9, 1996